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                                                                   Exhibit 10.20


TO:  Shirley E. Green

FR:  Perry A. Sook

RE:  2nd Amendment to Your Employment Agreement

DA:  2/6/02



     This memorandum will serve as the second addendum to your employment agreement with Nexstar Broadcasting Group, Inc., dated January 5, 1999.

     Section 2., Term of Employment, is hereby extended through February 28,
2005.

     Section 4(a), Base Salary, is hereby amended as follows:

              From March 1, 2002 through February 28, 2003 your base salary will be $100,000.

              From March 1, 2003 through February 28, 2004 your base salary will be $110,000.

              From March 1, 2004 through February 28, 2005 your base salary will be $120,000.

     Section 4(b) Bonus, is hereby amended to reflect annual bonus targets as follows

              After the 2002 Fiscal Year:      $10,000.


              After the 2003 Fiscal Year:      $15,000.


              After the 2004 Fiscal Year:      $20,000.


     All other terms and conditions of your employment agreement remain in full force and effect.


Sincerely,

/s/ Perry A. Sook

Perry A. Sook


                          [NEXSTAR LOGO APPEARS HERE]
         200 Abington Executive Park, Suite 201 Clarks Summit, PA 18411
                        (570)586-5400 fax (570)586-8745


























Accepted and Agreed







/s/ Shirley E. Green
__________________________________
Shirley E. Green
Vice President -- Finance and Secretary